Note 11	12 Months Ended
Dec. 31, 2021
Non trading financial assets mandatorily at fair value through profit or loss [Abstract]
Disclosure of non trading financial assets mandatorily at fair value through profit or loss [Text Block]	Non-trading financial assets mandatorily at fair value through profit or loss
The breakdown of the balance under this heading in the accompanying consolidated balance sheets is as follows:

Non-trading financial assets mandatorily at fair value through profit or loss (Millions of Euros)
	Notes	2021	2020	2019
Equity instruments (*)	7.2.2	5,303	4,133	4,327
Debt securities	7.2.2	128	356	110
Loans and advances to customers	7.2.2	655	709	1,120
Total	8.1	6,086	5,198	5,557
(*) The variation in 2021 is mainly due to increased exposure to investment funds in Mexican insurance companies, as a result of increases in the volume of products and the evolution of investment activity in fintech companies.